Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS

We consent to the incorporation by reference in the following Registration Statements and Amendments of our reports dated March 15, 2007, except as to notes 5, 6, 7 and 24, which are as of September 7, 2007 and the effect of the retrospective adjustments for a change in the segment performance measure as described in note 6, which is as of March 2, 2009, relating to the consolidated statements of operations, changes in equity (deficit) and comprehensive income (loss) and cash flows and to the consolidated financial statement schedule of Nortel Networks Corporation (“Nortel”) for the year ended December 31, 2006 (which audit report on the consolidated statements of operations, changes in equity (deficit) and comprehensive income (loss) and cash flows expressed an unqualified opinion, and includes a separate report titled Comments by Independent Registered Chartered Accountants on Canada-United States of America Reporting Difference referring to changes in accounting principles that have a material effect on the comparability of the financial statements) appearing in the Annual Report on Form 10-K of Nortel for the year ended December 31, 2008:

•	Registration Statement on Form S-3
(Nortel Networks/BCE 1985 Stock Option Plan and the
Nortel Networks/BCE 1999 Stock Option Plan)
(333-11888)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Qtera Corporation)
(333-11454)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Dividend Reinvestment Plan)
(33-62270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Stock Purchase Plan)
(333-11270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan)
(333-9570)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks NA Inc. 1994 Stock Option Plan)
(333-9066)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Qtera Corporation Amended and Restated Stock Incentive Plan)
(333-11452)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Periphonics Corporation 1995 Stock Option Plan, as Amended and
Periphonics Corporation 1995 Non-Employee Director Stock Option Plan)
(333-10980)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Clarify Inc. 1991 Stock Option/Stock Issuance Plan,
Clarify Inc. 1999 Non-Executive Stock Option/Stock Issuance Plan,
Clarify Inc. Amended and Restated 1995 Stock Option/Stock Issuance Plan,
Clarify Inc. Non-Employee Directors Option Plan,
OBJIX Systems Development, Inc. Stock Plan and
Certain Separate Option Agreements)
(333-11110)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(333-11342)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(333-6152)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(33-88214)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(33-61904)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(33-11640)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Promatory Communications, Inc. 1997 Stock Plan and Promatory Communications, Inc. 1999 Stock Plan)
(333-11798)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Inc. Long-Term Investment Plan)
(333-7366)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Inc. Long-Term Investment Plan)
(33-25333)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 2000 Stock Option Plan)
(333-11876)

•	Registration Statement on Form S-8
(Xros, Inc. 1999 Stock Plan)
(333-12176)

•	Registration Statement on Form S-8
(Architel Systems Corporation 1994 Flexible Stock Incentive Plan,
1996 Stock Option Plan of Architel Systems Corporation,
Amended and Restated Accugraph Corporation 1996 Stock Option Plan,
Accugraph Corporation Key Employee Stock Option Plan and
Accugraph Corporation 1992 Directors and Officers Stock Option Plan)
(333-12228)

•	Registration Statement on Form S-8
(CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan)
(333-12286)

•	Registration Statement on Form S-8
(EPiCON, Inc. 1995 Stock Plan, as Amended)
(333-12644)

•	Registration Statement on Form S-8
(Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan,
1999 Equity Incentive Plan,
1999 Stock Purchase Plan and
Pharsalia Technologies, Inc. 2000 Equity Incentive Plan)
(333-12760)

•	Registration Statement on Form S-8
(Sonoma Systems 1996 Stock Option Plan, as Amended and
Sonoma Systems 1999 Stock Option Plan, as Amended)
(333-49304)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks U.S. Deferred Compensation Plan)
(333-11558)

•	Registration Statement on Form S-3
(JDS Uniphase Corporation)
(333-57510)

•	Registration Statement on Form S-8
(Nortel Networks Stock Purchase Plan)
(333-70482)

•	Registration Statement on Form S-3
(Shasta Networks, Inc.)
(333-10310)

•	Registration Statement on Form S-8
(Nortel Networks Company Savings Plan)
(333-70504)

•	Registration Statement on Form S-8
(Nortel Networks Stock Purchase Plan)
(333-106633)

•	Registration Statement on Form S-8
(Long-Term Investment Plan)
(333-106654)

•	Registration Statement on Form S-8
(Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan and
Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program)
(333-126250)

•	Registration Statement on Form S-8
(Nortel 2005 Stock Incentive Plan)
(333-135768)

•	Registration Statement on Form S-8
(Nortel 2005 Stock Incentive Plan, As Amended and Restated,
Nortel U.S. Stock Purchase Plan, As Amended and Restated
Nortel Global Stock Purchase Plan, As Amended and Restated
Nortel Stock Purchase Plan for Members of the Savings and Retirement Program, As Amended)
(333-151901)

/s/ Deloitte & Touche LLP

Independent Registered Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 2, 2009